Note 3 - Collaborations, Contracts and Licensing Agreements	12 Months Ended
Dec. 31, 2011
Collaborative Arrangement Disclosure [Text Block]
3.	Collaborations, contracts and licensing agreements

The following tables set forth revenue recognized under collaborations, contracts and licensing agreements:

	Year ended December 31
	2011	2010	2009
Collaborations and contracts
Alnylam (a)	$4,142,796	$6,258,535	$8,831,250
U.S. Government (b)	11,432,163	3,560,711	-
Roche (c)	40,232	4,499,689	4,757,842
BMS (d)	432,106	227,995	165,776
Other RNAi collaborators (e)	75,546	376,930	77,048
Total research and development collaborations and contracts	16,122,843	14,923,860	13,831,916
Alnylam licensing fees and milestone payments (a)	524,100	514,129	596,500
Talon license amendment payment (f)	-	5,916,750	-
Total revenue	$16,646,943	$21,354,739	$14,428,416

The following table sets forth deferred collaborations and contracts revenue:

	December 31
	2011	2010

U.S. Government (b)	$1,593,946	$760,924
Roche (c)	-	40,232
BMS current portion (d)	1,213,952	1,181,108
Deferred revenue, current portion	2,807,898	1,982,264
BMS long-term portion (d)	1,690,529	2,155,478
Total deferred revenue	$4,498,427	$4,137,742

(a)	License and collaboration with Alnylam Pharmaceuticals, Inc. (“Alnylam”)

License and Collaboration Agreement with Alnylam through Tekmira

On January 8, 2007, the Company entered into a licensing and collaboration agreement with Alnylam (“Alnylam License and Collaboration”) giving them an exclusive license to certain of the Company’s historical lipid nanoparticle intellectual property for the discovery, development, and commercialization of ribonucleic acid interference (“RNAi”) therapeutics.

Cross-License with Alnylam acquired through Protiva

As a result of the acquisition of Protiva on May 30, 2008, the Company acquired a Cross-License Agreement between Protiva and Alnylam dated August 14, 2007 (the “Alnylam Cross-License”). Alnylam was granted a non-exclusive license to the Protiva intellectual property. Under the Alnylam Cross-License, Alnylam was required to make collaborative research payments at a minimum rate of US$2,000,000 per annum for the provision of the Company’s research staff. The research collaboration under the Alnylam Cross-License expired on August 13, 2009.

Manufacturing agreement with Alnylam

Under a manufacturing agreement with Alnylam (the “Alnylam Manufacturing Agreement”) effective January 1, 2009, the Company is the exclusive manufacturer of any products required by Alnylam through to the end of Phase 2 clinical trials that utilize the Company’s technology. Alnylam pays the Company for the provision of staff and for external costs incurred. Time charged to Alnylam is at a fixed rate and under the Alnylam Manufacturing Agreement there was a contractual minimum for the provision of staff of $11,200,000 over the three years ending December 31, 2011. From January 1, 2012, at the start of each calendar quarter, Alnylam will prepay for the provision of the Company’s staff based on their estimate of work to be performed in that quarter. Any under or over estimate will be redressed at the end of each quarter. Alnylam will continue to pay for external costs incurred by the Company on their behalf on a monthly invoice basis.

Licensing fees and milestone payments

The Company is eligible to receive up to US$16,000,000 in milestone payments for each RNAi therapeutic advanced by Alnylam or its partners that utilize the Company’s technology.  The Company is also eligible for royalties on product sales. These milestones and royalties will pass through Alnylam.

In the year ended December 31, 2011, the Company received a $524,100 (US$500,000) milestone from Alnylam in respect of the initiation of Alnylam’s ALN-PCS Phase 1 human clinical trial. In the year ended December 31, 2010, the Company received a $514,129 (US$500,000) milestone payment from Alnylam in respect of the initiation of Alnylam’s ALN-TTR01 Phase 1 human clinical trial. In the year ended December 31, 2009, the Company received a $596,500 (US$500,000) milestone payment from Alnylam in respect of the initiation of Alnylam’s ALN-VSP Phase 1 human clinical trial.

(b)	Contract with U.S. Government to develop TKM-Ebola

On July 14, 2010, the Company signed a contract with the United States Government to advance TKM-Ebola, an RNAi therapeutic utilizing the Company’s lipid nanoparticle technology to treat Ebola virus infection.

In the initial phase of the contract, which is expected to last approximately three years and is funded as part of the Transformational Medical Technologies program, the Company is eligible to receive up to US$34.7 million.  This initial funding is for the development of TKM-Ebola including completion of preclinical development, filing an Investigational New Drug application with the United States Food and Drug Administration (“FDA”) and completing a Phase 1 human safety clinical trial.

The U.S. Government has the option of extending the contract beyond the initial funding period to support the advancement of TKM-Ebola through to the completion of clinical development and FDA approval. Based on the contract’s budget this would provide the Company with up to US$140.0 million in funding for the entire program.

Under the contract, the Company is reimbursed for costs incurred, including an allocation of overhead costs, and is paid an incentive fee. At the beginning of the fiscal year the Company estimates its labour and overhead rates for the year ahead. At the end of the year the actual labour and overhead rates are calculated and revenue is adjusted accordingly. The Company’s actual labour and overhead rates will differ from its estimated rates based on actual costs incurred and the proportion of the Company’s efforts on contracts and internal products versus indirect activities. Within minimum and maximum collars, the amount of incentive fee the Company can earn under the contract varies based on costs incurred versus budgeted costs. Until the Company is able to make a reliable estimate of the final contract costs, only the minimum incentive fee achievable and earned is recognized.

(c)	Roche collaboration

On May 11, 2009 the Company announced a product development agreement with F. Hoffman-La Roche Ltd (the “Roche Product Development Agreement”). Under the Roche Product Development Agreement Roche was to pay the Company up to US$8,800,000 to support the advancement of each Roche RNAi product candidate using the Company’s lipid nanoparticle technology through to the filing of an Investigational New Drug (“IND”) application.

Under the Roche Product Development Agreement Roche was paying the Company for the provision of staff and for external costs incurred. The Company recognized revenue in proportion to the services provided up to the reporting date by comparing actual hours spent to estimated total hours for each product under the contract. Revenue from external costs incurred on Roche product candidates was recorded in the period that Roche was invoiced for those costs. The difference between service revenue recognized and cash received was recorded in the Company’s balance sheet as deferred revenue.

On November 17, 2010, Roche announced that, as part of a corporate restructuring, they would discontinue research and development in the field of RNAi. Following the announcement Roche confirmed that, except for completing some product stability studies, they would be discontinuing product development with the Company. The stability studies were completed in 2011 and the Company has no further obligation to Roche.

Under a separate February 11, 2009 research agreement with Roche the Company received $923,151 (US$765,000) that was recorded as revenue in 2009.

(d)	Bristol-Myers Squibb collaboration

On May 10, 2010 the Company announced the expansion of its research collaboration with Bristol-Myers Squibb Company (“Bristol-Myers Squibb”). Under the new agreement, Bristol-Myers Squibb use small interfering RNA (“siRNA”) molecules formulated by the Company in LNP technology to silence target genes of interest.  Bristol-Myers Squibb is conducting the preclinical work to validate the function of certain genes and share the data with the Company.  The Company can use the preclinical data to develop RNAi therapeutic drugs against the therapeutic targets of interest.  The Company received $3,233,400 (US$3,000,000) from Bristol-Myers Squibb concurrent with the signing of the agreement and recorded the amount as deferred revenue. The Company is required to provide a pre-determined number of LNP batches over the four-year agreement.  Bristol-Myers Squibb have a first right to negotiate a licensing agreement on certain RNAi products developed by the Company that evolve from Bristol-Myers Squibb validated gene targets.

Revenue from the May 10, 2010 agreement with Bristol-Myers Squibb is being recognized as the Company produces the related LNP batches.

(e)	Other RNAi collaborators

The Company has active research agreements with a number of other RNAi collaborators.

(f)	Agreements with Talon Therapeutics, Inc. (“Talon”, formerly Hana Biosciences, Inc.) and related contingent obligation

On May 6, 2006, the Company signed a number of agreements with Talon including the grant of worldwide licenses (the “Talon License Agreement”) for three of the Company’s chemotherapy products, Marqibo®, AlocrestTM (Optisomal Vinorelbine) and BrakivaTM (Optisomal Topotecan).

On May 27, 2009, the Talon License Agreement was amended to decrease the size of near-term milestone payments and increase the size of long-term milestone payments. On September 20, 2010, the Talon License Agreement was amended a second time such that Talon paid $5,916,750 (US$5,750,000) in consideration for reducing certain future payments associated with the product candidates. The payment of $5,916,750 has been recorded as license amendment revenue. The Company is now eligible for future Talon milestones of up to US$19,000,000 upon achievement of further development and regulatory milestones and is also eligible to receive royalties on product sales. If Talon sublicenses any of the product candidates, Tekmira is eligible to receive a percentage of any upfront fees or milestone payments received by Talon.

The Company had a contingent obligation that arose through a Purchase and Settlement Agreement dated June 20, 2006 whereby the Company retired exchangeable and development notes in exchange for contingent consideration including certain future milestone and royalty payments from Talon. Concurrent with signing the second amendment of the Talon License Agreement the Company signed a Waiver and Release with certain contingent creditors, the “Former Noteholders”. The balance of the contingent obligation related to the Talon milestones and royalties immediately prior to signing the Waiver and Release was US$22,835,476. As per the terms of the Waiver and Release, in 2010, the Company paid the Former Noteholders $5,916,750 (US$5,750,000) in full settlement of the contingent obligation and recorded the payment as a loss on the purchase and settlement of the exchangeable and development notes. The Company has no further obligation to the Former Noteholders and will retain any future milestones or royalties received from Talon.

(g)	License agreement with Merck & Co., Inc. (“Merck”)

As a result of the acquisition of Protiva in 2008, the Company received a non-exclusive royalty-bearing world-wide license, of certain intellectual property acquired by Merck. Under the license Merck will pay up to US$17,000,000 in milestones for each product it develops using the acquired intellectual property except for the first product for which Merck will pay up to US$15,000,000 in milestones. Merck will also pay royalties on product sales. The license agreement with Merck was entered into as part of a settlement of litigation between Protiva and a Merck subsidiary. No payments have been made under this license to date.

Merck has granted a license to the Company to certain of its intellectual property.